AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 2003
                                                      REGISTRATION NO. 333-97255
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                   FORM SB-2/A
                                 AMENDMENT NO. 7
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             RESOLVE STAFFING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEVADA                     7363                    33-0860639
(STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)   IDENTIFICATION
                                                                      NUMBER)

                       105 NORTH FALKENBURG ROAD, SUITE B
                                 TAMPA, FL 33619
                              PHONE: (813) 662-0074
       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              WANDA D. DEARTH, CEO
                           C/O RESOLVE STAFFING, INC.
                       105 NORTH FALKENBURG ROAD, SUITE B
                                 TAMPA, FL 33619
                              PHONE: (813) 662-0074
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)

                                 WITH COPIES TO:
                             GREGORY SICHENZIA, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLOOR
                            NEW YORK, NEW YORK 10018
                              PHONE: (212) 930-9700
                            FACSIMILE (212) 930-9725


          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

     IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, CHECK THE FOLLOWING BOX. |X|
     IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. |_|
     IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. |_|
     IF THIS FORM IS POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(D) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. |_|
     IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. |_|

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida.

RESOLVE STAFFING, INC.

/s/ Wanda D. Dearth                             August 4, 2003
-------------------------------
Wanda D. Dearth, (Principal
Executive Officer)


/s/ Cristino L. Perez                           August 4, 2003
---------------------------------
Cristino L. Perez, Treasurer, Secretary,
Chief Financial Officer  (Principal
Financial and Accounting Officer)


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Donald E. Quarterman, Jr., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement or any Registration Statement relating to this Registration Statement under Rule 462 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 4, 2003.

Signatures                                                   Date


/s/ Wanda D. Dearth                                    August 4, 2003
-----------------------------------------
Wanda D. Dearth, CEO and Director

/s/ Cristino L. Perez                                  August 4, 2003
-----------------------------------------
Cristino L. Perez, Treasurer, Secretary,
Chief Financial Officer  (Principal
Financial and Accounting Officer)

/s/ Donald E. Quarterman, Jr.                          August 4, 2003
-----------------------------------------
Donald E. Quarterman, Jr.,  President,
 and Director

/s/ William A. Brown                                   August 4, 2003
-----------------------------------------
William A. Brown, Director